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                                                                      EXHIBIT 23





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Rayonier Inc.:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-3 Registration Statement File No. (33-51972).


                                               Arthur Andersen & Co.


Stamford, Connecticut,
  March 24, 1994